UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2017

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Regions Financial Corporation ("Regions") held on April 20, 2017, the stockholders reelected Regions’ 14 incumbent Directors standing for election, ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2017 fiscal year, and approved executive compensation. The stockholders cast their votes as described below.
The following is a summary of the voting proposals for each matter presented to our stockholders:
1. The14 individuals listed below were elected at the Annual Meeting to serve as Directors of Regions until the next annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Carolyn H. Byrd	875,059,011	6,660,410	1,465,162	157,036,812
David J. Cooper, Sr.	865,956,258	15,738,984	1,489,341	157,036,812
Don DeFosset	864,373,524	17,269,547	1,541,512	157,036,812
Samuel A. Di Piazza, Jr.	874,103,324	7,532,448	1,548,811	157,036,812
Eric C. Fast	878,879,094	2,746,666	1,558,823	157,036,812
O. B. Grayson Hall, Jr.	845,996,408	33,467,448	3,720,727	157,036,812
John D. Johns	872,442,527	9,220,781	1,521,275	157,036,812
Ruth Ann Marshall	878,277,059	3,447,384	1,460,140	157,036,812
Susan W. Matlock	869,416,146	12,286,524	1,481,913	157,036,812
John E. Maupin, Jr.	867,574,124	14,035,771	1,574,688	157,036,812
Charles D. McCrary	853,611,002	26,310,360	3,263,221	157,036,812
James T. Prokopanko	878,259,240	3,368,744	1,556,599	157,036,812
Lee J. Styslinger III	858,191,776	21,649,052	3,343,755	157,036,812
José S. Suquet	875,053,015	6,538,507	1,593,061	157,036,812

2. Regions' proposal to ratify the appointment of Ernst & Young LLP as independent auditors of Regions to serve for the 2017 fiscal year was submitted to the stockholders at the meeting and was approved. The full text of the proposal is included in the Proxy Statement dated March 7, 2017. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
1,022,760,268	16,306,127	1,155,000	0

3. Nonbinding stockholder approval of executive compensation was submitted to the stockholders at the meeting and was approved. The full text of the proposal is included in the Proxy Statement dated March 7, 2017. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
849,010,158	30,847,981	3,326,444	157,036,812

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate
Secretary
Date: April 25, 2017